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                                                           Exhibit 10(ee)

No. ______________                       Warrant to Purchase 150,000 Shares of
                                         Class A Common Stock


                           BASE TEN SYSTEMS, INC.

                    Class A Common Stock Purchase Warrant

                             April 15, 1997

         NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT OR BASE TEN SYSTEMS, INC. RECEIVES AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO BASE TEN SYSTEMS, INC. AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

         THIS CERTIFIES THAT STRATEGIC GROWTH INTERNATIONAL, INC. (hereinafter sometimes called the "Holder") is entitled to purchase from BASE TEN SYSTEMS, INC., a New Jersey corporation (the "Company"), at the price and during the period hereinafter specified, up to 150,000 shares (the "Warrant Shares") of the Company's Class A Common Stock, $1.00 par value (the "Common Stock").

         This Warrant is subject to adjustment in accordance with Paragraph 9 hereof.

         1. a. Vesting.

               The rights represented by this Warrant shall vest in four equal portions of 37,500 Warrants each, one portion vesting at the end of each six (6) month period commencing on the date of grant.

            b. Exerciseability.

               The rights represented by this Warrant shall be exercisable for a period of five (5) years, commencing on the date such rights first vest as to each 37,500 Warrant portion as set forth in Section 1(a) above and ending five (5) years after such vesting (the "Exercise Period"). After expiration of the Exercise Period applicable to each portion of the Warrant, the Holder shall have no right to purchase any shares of Common Stock underlying that portion of the Warrant and that portion of the Warrant shall terminate. If, at any time prior to the expiration of the Exercise Period as to any portion of the Warrant, there shall be a sale of all or substantially all of the properties and assets of the Company as an entirety to any other corporation or person, the unexercisable portion of the Warrant to the extent not then expired and terminated shall, upon such sale, become immediately exercisable.

          c. Exercise Price.

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    The rights represented by this Warrant shall be exercisable at a purchase price of $10.125 per share (the "Exercise Price"), subject to adjustment in accordance with Paragraph 9.

    2. The rights represented by this Warrant may be exercised at any time within the Exercise Period above specified, in whole or part, by (i) the surrender of this Warrant (with the exercise form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned exercise form together with applicable stock transfer taxes, if any. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, on the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Paragraph 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding thirty (30) days, after this Warrant shall have been exercised.

    3. Holder understands that, except as set forth in Paragraph 6 hereof, the Warrant Shares will not be registered under the Securities Act and that they must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or the transaction is exempt from registration. The certificate or certificates representing any Warrant Shares shall bear the following restrictive legend:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; OR (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE SECURITIES ACT (OR SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE."

    4. The Company covenants and agrees that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the Holder thereof. The Company further covenants and agrees that during the Exercise Period, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

    5. The Warrant shall not entitle the Holder to any rights, including, without limitation, voting rights, as a stockholder of the Company.

    6. a. If, at any time during the Exercise Period, the Company proposes to register any of its securities under the Securities Act (other than in connection with a primary public

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offering of the Company's securities, a merger or other business combination, or pursuant to Form S-8 or other comparable Form), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to Holder of its intention to do so. If Holder notifies the Company within ten (10) days after receipt of any such notice of his desire to include any Warrant Shares owned by him in such proposed registration statement, the Company shall afford the Holder the opportunity to have any of its Warrant Shares registered under such registration statement; provided that (i) such inclusion does not pose any significant legal problem, and (ii) if such registration statement is filed pursuant to an underwritten public offering, the underwriter approves of such inclusion.

         b. Notwithstanding the provisions of this Paragraph 6, the Company shall have the right at any time after it shall have given written notice pursuant to this Paragraph 6 (irrespective of whether a written request for inclusion of any Warrant Shares shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective data thereof.

         c. Holder will cooperate with the Company in all respects in connection with the registration and sale of the Warrant Shares, including, timely supplying all information reasonable requested by the Company and executing and returning all documents reasonably requested in connection therewith. In addition, Holder will comply with all applicable provisions of state and federal securities laws, including Regulation M promulgated under the Securities Exchange Act of 1934, as amended, and will not, during the course of a distribution, purchase any of the securities being distributed.

         d. All expenses incurred in any registration of the Warrant Shares shall be paid by the Company, including, without limitation, printing expenses, fees and disbursements of counsel for the Company, expenses of any audits to which the Company shall agree to have performed or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Warrant Shares under federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions; provided, however, the Company shall not be liable for (i) any discounts or commissions to any underwriter; (ii) any stock transfer taxes incurred with respect to Warrant Shares sold in such offering or (iii) the fees and expenses of counsel for Holder.

    7. This Warrant and all rights hereunder shall not be transferred, sold, assigned or hypothecated at any time without the prior written consent of the Company, except that it may be assigned in whole or in part to any person who is a bona fide officer of the Holder. This Warrant and all the rights hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors, approved assigns and approved transferees.

    8. If, at any time during the Exercise Period, there shall be any capital reorganization, reclassification of Common Stock (other than a change in par value or from par value to no par value or from no par value to par value as a result of a stock dividend or subdivision, split-up or combination of shares), the consolidation or merger of the Company with or into another corporation or of the sale of all or substantially all the properties and assets of the Company as an entirety to any other corporation or person, the unexercised portion of this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation or surviving such merger, to which the Holder would have been entitled if the Holder had held shares of Common Stock issuable upon the exercise hereof immediately prior to such reorganization,

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reclassification, consolidation, merger or sale. The provisions of this
Paragraph 8 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers and sales.

         9. The Exercise Price and Period in effect at any time and the number and kind of securities purchasable upon the Exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

             a.    If, at any time during the Exercise Period, the company
(i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide of reclassify its outstanding shares of Common Stock into a greater number of shares, of (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the effective date or record date, as the case may be, for such sale, dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be appropriately adjusted by the Company.

             b. Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Paragraph 9(a) above, the number of Warrant Shares shall be appropriately and equally adjusted by the Company at the same time.

             c. Notwithstanding any adjustment in the Exercise Price or the number or kind of shares of Common Stock purchasable upon the exercise of this Warrant, certificates for Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of shares of Common Stock as are initially issuable pursuant to this Warrant.

             d. The Company may, but under no circumstances is obligated to, modify the terms of this Warrant to provide for an earlier commencement of the Exercise Period, or to extend the Exercise Period, or to lower the Exercise Price, at any time to the expiration of this Warrant.

         10. This Agreement shall be governed by and in accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, BASE TEN SYSTEMS, INC. has caused this Warrant to be signed by its duly authorized officer as of the date set forth on the first page hereof.

                                       By:/s/ Edward J. Klinsport
                                          ---------------------------
                                          Name: Edward J. Klinsport
                                          Title: Executive Vice Present


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                            BASE TEN SYSTEMS, INC.
                                PURCHASE FORM

   The undersigned hereby irrevocably elects to exercise the rights of purchase represented by the within Warrant for, and to purchase thereunder __________ shares of Class A Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:

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           (Please Print Name, Address and Social Security Number)

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and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant certificate for the balance of the Shares purchasable under the within Warrant certificate be registered in the name of the undersigned Holder or his Assignee as below indicated and delivered to the address stated below.

Date:               , 19
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Name of Holder or Permitted Assignee (Please Print):
                                                    --------------------------

Address:
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Signature:
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Signature Guaranteed:        Note:  The above signature must correspond with
                                    the name as written upon the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned in accordance with the terms of the Warrant.

                                  ASSIGNMENT
                (To be signed only upon assignment of Warrant)

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

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           (Please Print Name, Address and Social Security Number)

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the within Warrant, hereby irrevocably constituting and appointing
________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.


Date:               , 19
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                                           Signature of Registered Holder


Signature Guaranteed:        Note:  The above signature must correspond with
                                    the name as written upon the face of this Warrant certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.